UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 1, 2007
[

DCI USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31143	22-3742159
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
8 BOND STREET
GREAT NECK, NEW YORK 11021
(Address of Principal Executive Offices, including Zip Code)

(212) 994-9594

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Failure to satisfy a continued Listing Rule or Standard

On May 1, 2007 we received notice from the NASD that we had not met the requirements of NASD Rule No. 6530 as it pertains to securities listed on the OTCBB due to omissions in our Annual Report on Form10-KSB for the year ended December 31, 2006. These deficiencies were cured in the Form 10-KSB/A we filed with the SEC on May 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DCI USA, INC.

Dated: May 4, 2007	By:	/s/ Jonathan Ilan Ofir
Name: Jonathan Ilan Ofir
Title: Chief Executive Officer